EXHIBIT NUMBER 10.40

                                 AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENTS

       THIS AMENDMENT NO. 3 TO CREDIT AGREEMENTS ("AMENDMENT") is dated as of June 13, 1997, by and among LEVITZ FURNITURE CORPORATION, a Florida corporation ("LFC"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation ("LFC MIDWEST"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation ("LFC PACIFIC"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation ("LFC WASHINGTON") and JOHN M. SMYTH COMPANY, an Illinois corporation ("SMYTH") (LFC, LFC Midwest, LFC Pacific, LFC Washington and Smyth sometimes hereinafter referred to individually as a "BORROWER" and collectively as the "BORROWERS"); LFC, acting in its capacity as borrowing agent for the Borrowers (LFC, in such capacity, the "LFC FUNDS Administrator"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity, hereinafter referred to as the "TRANCHE A AGENT") under the "TRANCHE A CREDIT AGREEMENT" (as hereinafter defined); BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "TRANCHE B AGENT") under the "TRANCHE B CREDIT AGREEMENT" (as hereinafter defined); and each of the Lenders under and as defined in the Tranche A Credit Agreement (hereinafter referred to as the "TRANCHE A LENDERS") and the "TRANCHE B LENDERS" (as defined in the Tranche A Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Tranche A Credit Agreement.

                                   WITNESSETH:

       WHEREAS, Borrowers, the Tranche A Agent and the Tranche A Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "TRANCHE A CREDIT AGREEMENT"), pursuant to which the Tranche A Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

       WHEREAS, Borrowers, the Tranche B Agent and the Tranche B Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "TRANCHE B CREDIT AGREEMENT"), pursuant to which the Tranche B Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

       WHEREAS, the Tranche A Agent and the Tranche B Agent (sometimes hereinafter referred to collectively as the "AGENTS") and the Tranche A Lenders and the Tranche B Lenders (sometimes hereinafter referred to collectively as the "LENDERS") have agreed to amend the respective Credit Agreements, on the terms and subject to the conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

       1. AMENDMENT TO CREDIT AGREEMENTS. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 2 below, and in reliance upon the representations and warranties of Borrowers set forth herein, each of the Credit Agreements is hereby amended as follows:

              1.1 SECTION 8.1 of each of the Credit Agreements is hereby deleted in its entirety and the following language is hereby substituted therefor:

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

              8.1  INTEREST COVERAGE.

              The Borrowers shall not permit the ratio of EBITDA to Interest Expense, in each case of the Consolidated Entity as the end of any period described below; to be less than the ratio set forth opposite such period:

                PERIOD                                               RATIO
                ------                                               -----
         For each twelve month period ending
         as of the end of each fiscal quarter
         during the period commencing
         October 1, 1997 through and including
         June 30, 1998                                            1.0 to 1.0

         For each twelve month period ending
         as of the end of each fiscal quarter
         during the period commencing
         July 1, 1998 through and including
         December 31, 1998                                        1.2 to 1.0

         For each twelve month period ending
         as of the end of each fiscal quarter
         thereafter until the fifth anniversary
         of the Closing Date                                      1.4 to 1.0

       2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

              (a) Agents shall have received twelve (12) copies of this Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers and the Majority Lenders; and

              (b) Agent shall have received in immediately available United States dollars for the ratable benefit of the Lenders a fee in the amount of $150,000.00.

       3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

              3.1 Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

              (a) All representations and warranties contained in each of the Credit Agreements and the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

              (b) No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the respective terms of the Credit Agreements;

              (c) this Amendment, and each of the Credit Agreements as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

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

              (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as shall have been obtained.

       4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENTS AND THE OTHER TRANSACTION DOCUMENTS.

              4.1 Upon the effectiveness of this Amendment, each reference in each of the Credit Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Transaction Documents to the "Credit Agreement," the "Tranche A Credit Agreement" and/or the "Tranche B Credit Agreement" shall in each case mean and be a reference to the respective Credit Agreements as amended hereby.

              4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of either of the Agents or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of either of the Credit Agreements or any of the other Transaction Documents and (ii) all of the respective terms and conditions of the Credits Agreement, the other Transaction Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agents and each of the Lenders shall in no way obligate the Agents or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreements or any of the other Transaction Documents, whether of a similar or different nature.

       5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

       6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

       7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

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

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                      LFC FUNDS ADMINISTRATOR:

                                      LEVITZ FURNITURE CORPORATION, a Florida
                                      corporation, in its capacity as
                                      LFC Funds Administrator

                                      By:  /s/  SHEILA C. REINKEN
                                           -------------------------------------
                                      Name:     Sheila C. Reinken
                                                --------------------------------
                                      Title:    TREASURER
                                                --------------------------------

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

                                      BORROWERS:

                                      LEVITZ FURNITURE CORPORATION, a Florida
                                      corporation

                                      By:  /s/  SHEILA C. REINKEN
                                           ------------------------------------
                                      Name:     Sheila C. Reinken
                                                -------------------------------
                                      Title:    TREASURER
                                                -------------------------------

                                      LEVITZ FURNITURE COMPANY OF THE
                                      MIDWEST, INC., a Colorado corporation

                                      By:  /s/  SHEILA C. REINKEN
                                           -------------------------------------
                                      Name:     Sheila C. Reinken
                                                -------------------------------
                                      Title:    TREASURER
                                                -------------------------------

                                      LEVITZ FURNITURE COMPANY OF THE
                                      PACIFIC, INC., a California corporation

                                      By:  /s/  SHEILA C. REINKEN
                                           -------------------------------------
                                      Name:     Sheila C. Reinken
                                                -------------------------------
                                      Title:    TREASURER
                                                -------------------------------

                                      LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                      INC., a Washington corporation

                                      By:  /s/  SHEILA C. REINKEN
                                           -------------------------------------
                                      Name:     Sheila C. Reinken
                                                -------------------------------
                                      Title:    TREASURER
                                                -------------------------------

                                      JOHN M. SMYTH COMPANY, an Illinois
                                      corporation

                                      By:  /s/  SHEILA C. REINKEN
                                           -------------------------------------
                                      Name:     Sheila C. Reinken
                                                -------------------------------
                                      Title:    TREASURER
                                                -------------------------------

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                                      AGENTS:

                                      BT COMMERCIAL CORPORATION, in its
                                      respective capacities as Tranche A
                                      Agent and Tranche B Agent

                                      By:  /s/  WAYNE D. HILLOCK
                                           -------------------------------------
                                           Wayne D. Hillock
                                           Senior Vice President

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                                      LENDERS:

                                      BT COMMERCIAL CORPORATION

                                      By:  /s/  WAYNE D. HILLOCK
                                           -------------------------------------
                                           Wayne D. Hillock
                                           Senior Vice President

                                      SANWA BUSINESS CREDIT CORPORATION

                                      By:  /s/  LAWRENCE J. PLACEK
                                           -------------------------------------
                                      Name:     Lawrence J. Placek
                                                --------------------------------
                                      Title:    VICE PRESIDENT
                                                --------------------------------

                                      LASALLE NATIONAL BANK

                                      By: /s/ CHRISTOPHER G. CLIFFORD
                                           -------------------------------------
                                      Name:     Christopher G. Clifford
                                                --------------------------------
                                      Title:    SENIOR VICE PRESIDENT
                                                --------------------------------

                                      CONGRESS FINANCIAL CORPORATION (CENTRAL)

                                      By: /s/  STEVEN LINDERMAN
                                           -------------------------------------
                                      Name:     Steven Linderman
                                                --------------------------------
                                      Title:    VICE PRESIDENT
                                                --------------------------------

                                      HELLER FINANCIAL, INC.

                                      By: /s/  DWAYNE L. COKER
                                           -------------------------------------
                                      Name:     Dwayne L. Coker
                                                --------------------------------
                                      Title:    VICE PRESIDENT
                                                --------------------------------

                                      TRANSAMERICA BUSINESS CREDIT CORPORATION

                                      By: /s/ MATTHEW N. MCALPINE
                                           -------------------------------------
                                      Name:     Matthew N. McAlpine
                                                --------------------------------
                                      Title:    VICE PRESIDENT
                                                --------------------------------


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

                                      FINOVA CAPITAL CORPORATION

                                      By:  /s/  PETER MARTINEZ
                                           -------------------------------------
                                      Name:     Peter Martinez
                                                --------------------------------
                                      Title:    VICE PRESIDENT
                                                --------------------------------

                                      SILVER OAK CAPITAL L.L.C.

                                      By:  /s/  JEFFREY H. ARONSON
                                           -------------------------------------
                                      Name:     Jeffrey H. Aronson
                                                --------------------------------
                                      Title:
                                                --------------------------------
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